Supplement dated October 20, 2020 to the Prospectus

dated October 16, 2020, for:

Apex VULSM

Issued by Massachusetts Mutual Life Insurance Company

THIS SUPPLEMENT MUST BE READ IN CONJUNCTION WITH YOUR PROSPECTUS. PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This supplement amends certain information in the above-referenced prospectus (“Prospectus”):

•	Effective on or about November 18, 2020, BlackRock Investment Management, LLC will replace Barings LLC as the investment sub-adviser for the MML Blend Fund. All references in the Prospectus to Barings LLC as the investment sub-adviser to the MML Blend Fund are replaced with BlackRock Investment Management, LLC.

•	The following error is corrected in the Prospectus:

o	On page 24, the share class for the MML Dynamic Bond Fund is incorrectly listed as Service Class II. The share class of the MML Dynamic Bond Fund is corrected to read Class II.

If you have questions about this supplement, or other product questions, you may contact your registered representative, visit us online at www.massmutual.com/contact-us, or call our Customer Service Center Monday through Friday at (800) 272-2216, 8 a.m. – 8 p.m. Eastern Time.

For more information about the funds, read each fund prospectus. Fund prospectuses are available on our website at www.massmutual.com.

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